UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

McEwen Mining Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/MUX Step 1: Go to www.envisionreports.com/MUX to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 01G3BD + + Important Notice Regarding the Availability of Proxy Materials for the McEwen Mining Inc. Annual Shareholders’ Meeting to be Held on May 17, 2012 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report filed with the Securities and Exchange Commission are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2012 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK____

The meeting will be held at The Ritz-Carlton, Wellington Ballroom, which is located on the Southwest corner of the intersection of Wellington West and Simcoe. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/MUX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials McEwen Mining Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2012. From west: • Take Gardiner Expressway east to the York St exit; • Exit onto York St. and proceed north; • Turn left on Wellington St; • Hotel will be on the left From north: • Take King’s Highway 404 south; • Continue onto Don Valley Parkway; • Exit toward Richmond St.; • Take Richmond St west; • Turn left on Lower Simcoe St; • Turn right on Wellington St; • Hotel will be on the left; From east: • Take Kingston Rd. to Woodbine Ave; • Turn left at Woodbine and follow as it becomes Lake Shoe Blvd. East; • Take ramp on the left onto Gardiner Expressway/King’s Highway 2; • Exit onto York St. and proceed north; • Turn left on Wellington St; • Hotel will be on the left; The Hotel is also accessible via “Path” underground and via the St. Andrew’s subway station. Directions to the McEwen Mining Inc. 2012 Annual Meeting Shareholder Meeting Notice The Annual Meeting of Shareholders of McEwen Mining Inc. will be held on May 17, 2012 at The Ritz-Carlton, Wellington Ballroom, 181 Wellington Street West, Toronto, Ontario, at 4:00 p.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: Nominees: 01) Robert R. McEwen 02) Michele L. Ashby 03) Leanne M. Baker 04) Donald Quick 05) Michael L. Stein 06) Allen V. Ambrose 07) Richard W. Brissenden 2. Ratify selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and 3. In the discretion of the persons named as proxies in the Proxy, to transact any other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01G3BC